UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 31, 2008

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 2.02 Results of Operations and Financial Condition

On July 31, 2008, Nautilus, Inc. issued a press release announcing second quarter 2008 preliminary earnings results. A copy of the press release is attached as Exhibit 99.1 hereto.

As previously announced, the Company will host an investor conference call at 5:00 PM EDT on July 31, 2008 to discuss second quarter 2008 results of operations and the Company’s restructuring efforts. The materials to be presented on the conference call are available at the Company’s website, www.nautilusinc.com, and are attached as Exhibit 99.2 to hereto.

The information in this Item 2.02 and in the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 7.01 Regulation FD Disclosure

The information in Item 2.02 of this current report on Form 8-K is incorporated by reference in this Item 7.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Nautilus, Inc. Press Release dated July 31, 2008.

99.2	Slide presentation delivered by Edward J. Bramson on July 31, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

July 31, 2008	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft,
Chief Financial Officer